                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):      March 4, 1998


    NEW ENGLAND LIFE PENSION PROPERTIES; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-11884                                   04-2774875
(Commission File Number)               (IRS Employer Identification No.)


225 Franklin Street, Boston, MA                          02110
(Address of principal executive offices)               (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On March 4, 1998, New England Life Pension Properties; A Real Estate Limited Partnership (the "Partnership") sold the property known as Rivers Corporate Park to an unaffiliated third party (the "Buyer") for total gross proceeds of $6,375,000. The terms of the sale were determined by arms-length negotiation between the Buyer and AEW Real Estate Advisors, Inc., on behalf of the Partnership. The Partnership received net proceeds of approximately $5,900,000, representing repayment for its ground lease and mortgage loan investments and residual proceeds. The Partnership recognized a gain of approximately $1,000,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended September 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended September 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 19, 1998         NEW ENGLAND LIFE PENSION PROPERTIES;
                              A REAL ESTATE LIMITED PARTNERSHIP
                              (Registrant)



                              By:   Copley Properties Company, Inc.
                                    General Partner


                              By:   Wesley M. Gardiner, Jr.
                              --------------------------------
                                Name:  Wesley M. Gardiner, Jr.
                                Title: President

New England Life Pension Properties                       EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 1997
Unaudited

                                                                          Pro Forma      September 30, 1997
                                                   September 30, 1997     Adjustment         Pro Forma
                                                   ------------------    ------------     ------------------
ASSETS
Real estate investments:
   Ground leases and mortgage loans, net                   $4,761,213      (4,761,213)(a)                 $0
                                                   ------------------    ------------     ------------------
                                                            4,761,213      (4,761,213)                     0

Cash and cash equivalents                                   8,921,072       5,893,416 (a)         14,814,488
Short-term investments                                      1,485,152                              1,485,152
Interest, rent and other receivables                            2,643                                  2,643
                                                   ------------------    ------------     ------------------
                                                          $15,170,080       1,132,203            $16,302,283
                                                   ==================    ============     ==================
LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                              $44,834                  -             $44,834
Accrued management fee                                         32,368                  -              32,368
Deferred disposition fees                                     868,855          95,625 (b)            964,480
                                                   ------------------    ------------     ------------------
Total liabilities                                             946,057          95,625              1,041,682
                                                   ------------------    ------------     ------------------
Partners' capital:
   Limited partners ($360 per unit;
      30,000 units authorized,
      issued and outstanding)                              14,160,097       1,026,212 (a)         15,186,309
   General partners                                            63,926          10,366 (a)             74,292
                                                   ------------------    ------------     ------------------
Total partners' capital                                    14,224,023       1,036,578             15,260,601
                                                   ------------------    ------------     ------------------
                                                          $15,170,080      $1,132,203            $16,302,283
                                                   ==================    ============     ==================

New England Life Pension Properties                       EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited

                                                                              Pro Forma          December 31, 1996
                                                    December 31, 1996         Adjustment             Pro Forma
                                                    -----------------         -----------        -----------------
Investment Activity

Property rentals                                            $ 788,265                                    $ 788,265
Property operating expenses                                  (343,067)                                    (343,067)
Depreciation and amortization                                (234,316)                                    (234,316)
                                                    -----------------         -----------        -----------------
                                                              210,882                   0                  210,882

Ground rentals and interest on mortgage loans                 800,210            (458,625)(c)              341,585
Provision for impaired mortgage loan                         (409,592)            400,000 (c)               (9,592)
                                                    -----------------         -----------        -----------------
     Total real estate operations                             601,500             (58,625)                 542,875

Gain on sale of property                                                       1,036,578 (a)            1,036,578
                                                    -----------------         -----------        -----------------
     Total real estate activity                               601,500             977,953                1,579,453

Interest on cash equivalents and short term
     investments                                              123,999                   -                  123,999
                                                    -----------------         -----------        -----------------
     Total investment activity                                725,499             977,953                1,703,452

Portfolio Expenses

Management fee                                                 86,044             (41,276)(f)               44,768
General and administrative                                     99,955              (3,400)(g)               96,555
                                                    -----------------         -----------        -----------------
                                                              185,999             (44,676)                 141,323
                                                    -----------------         -----------        -----------------
Net income                                                   $539,500          $1,022,629               $1,562,129
                                                    =================         ===========         ================

Net income per limited partnership unit                    $17.80                  $33.75 (d)               $51.55
                                                      ===========             ===========         ================
Number of limited partnership units
  outstanding during the period                            30,000                  30,000                   30,000
                                                      ===========             ===========         ================

New England Life Pension Properties                      EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
September 30, 1997
Unaudited

                                                                     Pro Forma          September 30, 1997
                                           September 30, 1997        Adjustment             Pro Forma
                                           ------------------        ----------         ------------------
Investment Activity

Property rentals                                    $ 742,326                                   $  742,326
Property operating expenses                          (233,408)                                    (233,408)
Depreciation and amortization                        (188,288)                                    (188,288)
                                           ------------------        ----------         ------------------
                                                      320,630                 0                    320,630

Ground rentals and interest on mortgage
  loans                                               429,127          (428,905)(e)                    222
                                           ------------------        ----------         ------------------
     Total real estate operations                     749,757          (428,905)                   320,852

Gain on sales of property                            1,120,783         1,036,578 (a)              2,157,361
                                           ------------------        ----------         ------------------

     Total real estate activity                    1,870,540            607,673                  2,478,213

Interest on cash equivalents and
  short term investments                              123,956                 -                    123,956
                                           ------------------        ----------         ------------------

     Total investment activity                      1,994,496           607,673                  2,602,169

Portfolio Expenses

Management fee                                         32,368           (32,368)(f)                      0
General and administrative                             77,900                 -                     77,900
                                           ------------------        ----------         ------------------

                                                      110,268           (32,368)                    77,900
                                           ------------------        ----------         ------------------
Net income                                         $1,884,228          $640,041                 $2,524,269
                                           ==================        ==========         ==================
Net income per limited partnership unit                $62.18            $21.12 (d)                 $83.30
                                           ==================        ==========         ==================
Number of limited partnership units
  outstanding during the period                        30,000            30,000                     30,000
                                           ==================        ==========         ==================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.